UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 27, 2022 (December 21, 2022)

WISA TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38608	30-1135279
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

15268 NW Greenbrier Pkwy Beaverton, OR	97006
(Address of registrant’s principal executive office)	(Zip code)

(408) 627-4716

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	WISA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard.

As previously disclosed in a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) by WiSA Technologies, Inc. (the “Company,” “our” or “we”) on June 24, 2022, on June 23, 2022, the Company received notice from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that, based on the previous 30 consecutive business days, the Company’s listed security no longer met the minimum $1 bid price per share requirement (the “Minimum Bid Price Requirement”) pursuant to Nasdaq Listing Rule 5550(a)(2). In accordance with its Listing Rules, Nasdaq granted the Company 180 calendar days, or until December 20, 2022 (the “First Compliance Period”), to regain compliance. In order to regain compliance, the closing bid price of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), must be at least $1 per share for a minimum of 10 consecutive business days during the First Compliance Period. The Company’s Common Stock has not regained compliance with the Minimum Bid Price Requirement as of December 20, 2022. On December 19, 2022, the Company requested an extension of an additional 180 days in which to regain compliance with the Minimum Bid Price Requirement.

On December 21, 2022, the Company received notice (the “Second Notice”) from Nasdaq indicating that, while the Company has not regained compliance with the Minimum Bid Price Requirement, Staff has determined that the Company is eligible for an additional 180-day period, or until June 20, 2023 (the “Second Compliance Period”), to regain compliance. Staff’s determination was based on (i) our meeting the continued listing requirement for market value of our publicly held shares and all other initial listing standards for The Nasdaq Capital Market, with the exception of the Minimum Bid Price Requirement, and (ii) our providing written notice to Nasdaq of our intent to cure the deficiency during the Second Compliance Period, if necessary, by effecting a reverse stock split. If at any time during the Second Compliance Period, the closing bid price of the Company’s Common Stock is at least $1 per share for at least a minimum of 10 consecutive business days, Nasdaq will provide the Company with written confirmation of compliance with the Minimum Bid Price Requirement and the matter will be closed. If compliance cannot be demonstrated by the end of the Second Compliance Period, Staff will provide written notification that the Common Stock will be delisted. At that time, the Company may appeal Staff’s determination to a hearings panel. We can give no assurance that the Company will regain or demonstrate compliance by June 20, 2023.

On December 21, 2022 the Company also received a letter from the Staff notifying the Company that the Staff has determined that the Company did not comply with Listing Rule 5635(d) because its recently closed public offering did not meet the Nasdaq definition of a public offering under Listing Rule IM-5635-3. The Staff’s determination was based on the significant discount to the “Minimum Price,” as defined in Nasdaq rules. Under Nasdaq rules, the Company has until February 6, 2023 to submit a plan to regain compliance with Rule 5635. The Company intends to take the appropriate steps to regain compliance with all Nasdaq rules.

Forward-Looking Statements

This Current Report on Form 8-K (this “Form 8-K”) contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and as defined in the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements that express the Company’s intentions, beliefs, expectations, strategies, predictions or any other statements related to the Company’s future activities, or future events or conditions, which can be identified by terminology such as “may,” “will,” “expects,” “anticipates,” “aims,” “potential,” “future,” “intends,” “plans,” believes,” “estimates,” “continue,” “likely to,” and other similar expressions intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These statements are not historical facts and are based on current expectations, estimates and projections about the Company’s business based, in part, on assumptions made by its management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict, many of which are beyond the Company’s control, including, among other things, the Company’s ability to maintain its listing of Common Stock on The Nasdaq Capital Market, which may cause the Company’s actual results, performance and achievements to differ materially from those contained in any forward-looking statement. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks that may be included in the periodic reports and other filings that the Company files from time to time with the SEC. Any forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this Form 8-K, except as required by applicable law.

Item 7.01. Other Events

On December 27, 2022, the Company issued a press releases announcing receipt of Second Notice. A copy of the press release is furnished herewith as Exhibit 99.1. The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any of the Company’s filings under the Securities Act, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Form 8-K in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated December 27, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 27, 2022	WISA TECHNOLOGIES, INC.

	By:	/s/ Brett Moyer
		Name:	Brett Moyer
		Title:	Chief Executive Officer